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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

          As independent public accountants, we hereby consent to the use of our report dated February 16, 1998 (and to all references to our Firm) included in or made part of this Registration Statement on Form S-8.


                                            /s/ ARTHUR ANDERSEN LLP



Cleveland, Ohio,
August 28, 1998.